UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

HANGER ORTHOPEDIC GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

Two Bethesda Metro Center, Suite 1200, Bethesda, MD 20814
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (303) 837-1661

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

        On October 27, 2004, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit	Description

99.1	Exhibit 99.1 Press Release issued by the Registrant on October 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.
/s/ Jason P. Owen
Date: October 27, 2004	Jason P. Owen
Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Exhibit 99.1 Press Release issued by the Registrant on October 27, 2004